Sebring Software, LLC
(a development stage company)

Financial Statements

Years ended December 31, 2009 and 2008
and for the Period from September 18, 2006
(Inception) to December 31, 2009

Sebring Software, LLC
 (a development stage company)

Report of Independent Registered Public Accounting Firm

To the Members of:
Sebring Software, LLC

We have audited the accompanying balance sheets of Sebring Software, LLC (a development stage company) at December 31, 2009 and 2008, and the related statements of operations and members' deficit, and cash flows for each of the two years in the period ended December 31, 2009 and for the period from September 18, 2006 (inception) to December 31, 2009.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sebring Software, LLC (a development stage company) at December 31, 2009 and 2008 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2009 and for the period from September 18, 2006 (inception) to December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company reported a net loss and cash used in operations in 2009 of $1,349,404 and $328,689, respectively, has a members' deficit of $2,916,999 at December 31, 2009 and through the date of this report has been in the development stage with no revenues.  These matters raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans as to these matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Salberg & Company, P.A.

SALBERG & COMPANY, P.A.
Boca Raton, Florida
January 27, 2011

2295 NW Corporate Blvd., Suite 240 • Boca Raton, FL 33431-7328
Phone: (561) 995-8270 • Toll Free: (866) CPA-8500 • Fax: (561) 995-1920
www.salbergco.com • info@salbergco.com
Member National Association of Certified Valuation Analysts • Registered with the PCAOB
Member CPAConnect with Affiliated Offices Worldwide • Member AICPA Center for Audit Quality

Sebring Software, LLC
 (a development stage company)
Balance Sheets
December 31, 2009 and 2008

	2009	2008
ASSETS
Current assets:
Cash	$35,505	$1,277
Total current assets	35,505	1,277

Software, net	-	366,678
Furniture and equipment, net	1,285	913
Debt issuance costs, net	-	34,532
Deposits	1,000	1,000
Total assets	$37,790	$404,400

LIABILITIES AND MEMBERS' DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$377,723	$247,761
Accrued payroll related liabilities	162,658	20,435
Accrued interest payable	398,770	137,461
Current portion notes payable	915,000	790,000
Total current liabilities	1,854,151	1,195,657

Notes payable, net of current portion	725,000	426,000
Notes payable, related parties	375,638	350,338
Total liabilities	2,954,789	1,971,995

Commitments and contingencies (Note 7)

Members' deficit accumulated during development stage	(2,916,999)	(1,567,595)
Total liabilities and members' deficit accumulated during development stage	$37,790	$404,400

The accompanying notes are an integral part of these financial statements.

Sebring Software, LLC
 (a development stage company)
Statements of Operations and Members’ Deficit

	Year Ended		September 18, 2006
	December 31,		(inception) to
	2009	2008	December 31, 2009
Operating expenses:
Employee compensation and benefits	$424,728	$423,874	$1,065,101
Impairment expense	452,287	-	452,287
General & administrative expenses	204,243	578,745	916,574
Total operating expenses	1,081,258	1,002,619	2,433,962
Loss from operations	1,081,258	1,002,619	2,433,962

Other income (expense):
Interest expense	(268,146)	(214,891)	(483,037)
Net loss	(1,349,404)	(1,217,510)	(2,916,999)

Members' deficit accumulated during development stage, beginning of period	(1,567,595)	(350,085)	-
Members' deficit accumulated during development stage, end of period	$(2,916,999)	$(1,567,595)	$(2,916,999)

The accompanying notes are an integral part of these financial statements.

Sebring Software, LLC
 (a development stage company)
Statements of Cash Flows

	Year Ended		September 18, 2006
	December 31,		(inception) to
	2009	2008	December 31, 2009

Cash from operating activities:
Net loss	$(1,349,404)	$(1,217,510)	$(2,916,999)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	402	184	586
Impairment expense	452,287	-	452,287
Amortization of debt issuance costs	34,532	105,468	140,000
Changes in assets and liabilities:
Deposits	-	-	(1,000)
Accounts payable and accrued liabilities	129,962	235,844	377,723
Accrued payroll related liabilities	142,223	(12,530)	162,658
Accrued interest payable	261,309	136,284	398,770
Net cash used in operations	(328,689)	(752,260)	(1,385,975)

Cash flows from investing activities:
Software development costs	(85,609)	(277,312)	(452,287)
Purchase of furniture	(774)	(567)	(1,871)
Net cash used in investing activities	(86,383)	(277,879)	(454,158)

Cash flows from financing activities:
Bank overdraft	-	(1,534)	-
Payment of debt issuance costs	-	(140,000)	(140,000)
Proceeds from issuance of notes payable	449,300	1,187,950	2,030,638
Repayment of notes payable	-	(15,000)	(15,000)
Proceeds provided by financing activities	449,300	1,031,416	1,875,638
Net increase in cash	34,228	1,277	35,505
Cash, beginning of period	1,277	-	-
Cash, end of period	$35,505	$1,277	$35,505

Supplemental Disclosure of Cash Flow Information:
Interest paid	$-	$-	$-
Taxes paid	$-	$-	$-

The accompanying notes are an integral part of thesefinancial statements.

Sebring Software, LLC
(a development stage company)
Notes to Financial Statements
December 31, 2009 and 2008

1.  ORGANIZATION, NATURE OF BUSINESS AND GOING CONCERN

Organization – Sebring Software, LLC (Sebring or Company) was originally organized in the state of Florida on September 18, 2006 under the name of Riacom, LLC, which changed its name to Sebring Software, LLC on January 19, 2007.  The Company has been in the development stage and its efforts through December 31, 2009 have been principally devoted to organizational activities, raising capital, software development and evaluating operational opportunities.  Since its formation the Company has not realized any revenues from its planned operations.

Nature of Business – Sebring intends to be a subscription based reseller of software to companies in the automotive, manufacturing, aerospace, healthcare and financial services industries.  Sebring has developed “Adaptors” which allow the software to be used by companies in North and South America and allows them to navigate multiple enterprise applications used in their numerous operating units in a single user interface so the users can gather and use their intercompany business information more quickly and effectively.

Going Concern - The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company and its ability to meet its ongoing obligations. The Company has a net loss of $1,349,404 and net cash used in operations of $328,689 in 2009 and a negative working capital and members’ deficit accumulated during the development stage of $1,818,646 and $2,916,999, respectively, at December 31, 2009.  In addition, the Company has not generated any revenues through December 31, 2009.

These conditions, as well as the conditions noted below, were considered when evaluating the Company’s liquidity and its ability to meet its ongoing obligations. These financial statements do not include any adjustments to reflect the possible future effect on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the outcome of these uncertainties.

The Company anticipates a funding agreement with Enerizon Partners Ltd (EPL) to fund the company with an investment of $11 million in the form of convertible preferred shares. EPL has since decided to increase this to $15 million and the Company expects to receive this funding by February 15, 2011. In addition the company is in discussions with other groups to fund an aggregate amount of $6 million during the month of February, 2011.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents - The Company considers investments that have original maturities of three months or less when purchased to be cash equivalents.

Use of Estimates in Financial Statements - The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates during the period covered by these financial statements include the valuation of software for impairment analysis purposes and valuation of any beneficial conversion features on convertible debt.

Fair value measurements and Fair value of Financial Instruments - The Company adopted ASC Topic 820, Fair Value Measurements. ASC Topic 820 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1-Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2-Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other then quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Sebring Software, LLC
(a development stage company)
Notes to Financial Statements
December 31, 2009 and 2008

Level 3-Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The Company did not identify any assets or liabilities that are required to be presented on the balance sheets at fair value in accordance with ASC Topic 820.

Due to the short-term nature of all financial assets and liabilities, their carrying value approximates their fair value as of the balance sheet date.

Software - Costs incurred in connection with the development of software products are accounted for in accordance with the Financial Accounting Standards Board Accounting Standards Codification ("ASC") 985 “Costs of Software to Be Sold, Leased or Marketed.” Costs incurred prior to the establishment of technological feasibility are charged to research and development expense. Software development costs are capitalized after a product is determined to be technologically feasible and is in the process of being developed for market. Amortization of capitalized software development costs begins upon initial product shipment. Capitalized software development costs are amortized over the estimated life of the related product (generally thirty-six months), at the greater of i) the straight-line method and ii) the ratio of the current gross revenues for the software to the total of current and estimated future gross revenues for the software. The Company evaluates its software assets for impairment whenever events or change in circumstances indicate that the carrying amount of such assets may not be recoverable.  Recoverability of software assets to be held and used is measured by a comparison of the carrying amount of the asset to the future net undiscounted cash flows expected to be generated by the asset.  If such software assets are considered to be impaired, the impairment to be recognized is the excess of the carrying amount over the fair value of the software asset.

Software maintenance costs are charged to expense as incurred. Expenditures for enhanced functionality are capitalized. The cost of the software and the related accumulated amortization are removed from the accounts upon retirement of the software with any resulting loss being recorded in operations.  No amortization expense was recorded in the accompanying financial statements.

Furniture and Equipment, net - Furniture and equipment are capitalized at cost, net of accumulated depreciation. Depreciation is calculated by using the straight-line method over the estimated useful lives of the assets, which is three years for all categories. Repairs and maintenance are charged to expense as incurred. Expenditures for betterments and renewals are capitalized. The cost of furniture and equipment and the related accumulated depreciation are removed from the accounts upon retirement or disposal with any resulting gain or loss being recorded in operations.

Impairment of Long-Lived Assets - The Company evaluates its long-lived assets for impairment whenever events or change in circumstances indicate that the carrying amount of such assets may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset to the future net undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is the excess of the carrying amount over the fair value of the asset.

Debt issuance costs, net – Costs such as commission and commitment fees of obtaining debt financing are capitalized as debt issuance costs and amortized over the term of the debt agreement on the effective interest method.

Income Taxes - As a limited liability company, the Company does not incur income taxes. Instead, its earnings are included in the members’ personal income tax returns and taxed depending on their personal tax situations.  The financial statements, therefore, do not include a provision for income taxes.

Sebring Software, LLC
(a development stage company)
Notes to Financial Statements
December 31, 2009 and 2008

Recent Accounting Pronouncements - The following is a summary of recent authoritative pronouncements that affect accounting, reporting, and disclosure of financial information by the Company.

In January 2010, the FASB issued Accounting Standard Update (ASU) No. 2010-06, Improving Disclosures about Fair Value Measurements, which requires additional disclosures about (1) the different classes of assets and liabilities measured at fair value, (2) the valuation techniques and inputs used, (3) the activity in Level 3 fair value measurements, and (4) the transfers between Levels 1, 2 and 3. The new disclosures are effective for the Company’s financial statements issued for interim and annual periods beginning January 1, 2010. The Company early applied these disclosures in the accompanying footnotes except for non-financial assets as provided in ASC 820-10-65.

Recently Adopted Accounting Standards - The following is a summary of recent authoritative pronouncements that were adopted in the attached financial statements by the Company.

ASC 820, “Fair Value Measurements”:  ASC 820 establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. ASC 820 applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. The statement was implemented for the Company’s fiscal year end December 31, 2008, and interim periods beginning January 1, 2008.

ASC 825, The Fair Value Option for Financial Assets and Financial Liabilities:, The FASB issued ASC 825 which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. ASC 825 was implemented for the Company’s fiscal year end December 31, 2008, and interim periods beginning January 1, 2008.

3.  SOFTWARE COSTS

Software costs consisted of the following at December 31:
	2009	2008
Software costs	$452,287	$366,678
Accumulated amortization	-	-
Impairment	(452,287)	-
Software costs, net	$-	$366,678

Capitalized interest included in software costs was $55,733 and $27,483 at December 31, 2009 and 2008, respectively.  There was no amortization expense in 2009 or 2008 since the Company had not yet offered the product for sale.  The Company begins amortization when it offers its products for sale at the greater of i) the straight-line method over the expected life of three years and ii) the ratio of the current gross revenues  for the software to the total of current and estimated future gross revenues for the software.  As of December 31, 2009, the Company determined that the software was impaired due to insufficient funding available to secure the product rights or license rights and market and sell the product (See Note 10).

4.  FURNITURE AND EQUIPMENT, NET

Furniture and equipment consisted of the following at December 31:
	2009	2008
Furniture and equipment	$1,871	$1,097
Accumulated depreciation	(586)	(184)
Furniture and equipment, net	$1,285	$913

Depreciation expense for 2009 and 2008 was $402 and $184, respectively.

Sebring Software, LLC
(a development stage company)
Notes to Financial Statements
December 31, 2009 and 2008

5.  DEBT ISSUANCE COSTS, NET

Debt issuance costs consisted of the following at December 31:

	2009	2008
Debt issuance costs	$140,000	$140,000
Accumulated amortization	(140,000)	(105,468)
Debt issuance costs, net	$-	$34,532

Amortization expense for 2009 and 2008 was $34,532 and $105,468, respectively.  The debt issuance costs were amortized over the original terms of the promissory notes  (See “Note Modifications" in Note 6).

6. NOTES AND CONVERTIBLE NOTES PAYABLE

The Company has financed its operation mainly through the issuance of notes payable.  The notes payable are as follows at December 31:

Sebring Software, LLC
(a development stage company)
Notes to Financial Statements
December 31, 2009 and 2008

	2009	2008

Convertible notes payable to related and unrelated parties bearing interest at a rate of 12%, principal payable on March 1, 2011 and interest payable quarterly in cash or common stock at Company option using conversion terms below.  If the Company is merged with or acquired by a public company (public event) during the term of the note, then on the first day of each month, starting with the 7th full month following the public event, the lender shall have the right to (a) receive payment equal to one-sixth of the principal outstanding or (b) convert the monthly principal amount as follows: Note is convertible at the lesser of (1) 75% of the price per share paid by investors in the next equity financing after the note was issued, or (2) either (a) if the Company has forty-five million or more shares issued and outstanding then $0.75 per share or (b) if the Company has less than forty-five million shares issued and outstanding then a price per share determined by dividing 45,000,000 by the product of the number of shares issued and outstanding after the closing of a Public Event multiplied by $0.75.  Upon conversion of any portion of principal or accrued interest the lender will receive an equal number of warrants to purchase common stock. For any portion of the note not converted, the lender will receive warrants equal to 25% of the quantity the lender would have received had they converted. In event of default with respect to principal payment, as liquidated damages, the lender will receive an additional warrant to purchase such number of shares as equals the number of shares issuable upon exercise of a warrant issued under the 25% provision above.  The warrants contain piggy-back registration rights, however, if the warrant shares have not been registered on or before June 1, 2011 and a public event, as defined, has occurred, the Company will use its best efforts to file a registration statement as soon as practicable thereafter and use commercially reasonable efforts to cause the registration statement to become effective on or before September 1, 2011.  In the event the Company fails to register the warrant shares on or before June 1, 2011, the lender will be entitled, as liquidated damages, to an additional warrant to purchase such number of shares as equals 2% of the number of warrant shares that may be purchased under all of the lenders warrants multiplied by the number of full months that the registration statement is delayed.  All warrants shall have an exercise price that is 110% of the conversion price and shall be exercisable for 5 years from the warrant issuance date.
	$1,100,638	$776,338

Convertible notes payable bearing interest at a rate of 12%. Principal payable on June 30, 2009. Interest payable every six months. The note and accrued interest are convertible at 75% of the price per share paid by investors in the next equity financing and such conversion rights will expire 60 days after such equity financing. The holder also has the right to 100% warrant coverage with an exercise price of 110% of the next $4 million equity round. Notes are in default as of December 31, 2009.	40,000	40,000

Convertible notes payable bearing interest at a rate of 12%. Principal payable in September 2010. Interest payable every six months. Note is convertible at 75% of the price per equity interest paid by investors in the next equity financing and such conversion rights will expire 60 days after such equity financing. The holder also has the right to 100% warrant coverage with an exercise price of 110% of the next $4 million equity round. In default as of September 30, 2010.	100,000	-

Secured convertible notes payable to one lender dated March 2008 and July 2008 and maturing March 17, 2009, bearing interest at 12% (20% default rate), secured by substantially all assets of the Company, convertible at 75% of the price of a future offering or into Company membership interests of 4.5% on a fully-diluted basis.  On March 17, 2009 (default date) the Company defaulted on payments and a forbearance agreement was executed on September 9, 2009.  The forbearance modified the note to 20% compounded interest on principal and accrued interest starting at the default date and extended the maturity date to the earlier of April 13, 2010 or 5 days after a defined financing with 25% due and the remainder due on April 13, 2010.   In 2010, the Company defaulted on the Forbearance agreement and on October 1, 2010 the Company executed a settlement agreement.  Under the settlement a new secured non-convertible note was made consolidating the prior $750,000 convertible promissory notes plus all accrued interest plus estimated legal costs of the lender for a new note balance of $1,170,718.  The note is secured by substantially all assets of the Company and bears interest at 12% (20% default rate). One-third of outstanding principal and interest is due every 120 days with all principal and interest due on or before the 480th day of this Note which is January 24, 2012.  The lender was also granted a 16% membership interest, on a fully-diluted basis, in the Company. Additionally, the lender is granted a 1% equity interest on issued and outstanding equity interests for each 120 days that any amount is outstanding on this Note.
	750,000	750,000

Non-convertible note payable dated February 18, 2009, bearing 12% interest payable plus an origination fee of $2,500, due March 2009. In default for non-payment as of December 31, 2009.	25,000	-
Total notes payable	2,015,638	1,566,338
Notes payable, related parties	(375,638)	(350,338)
Current portion of notes payable	(915,000)	(790,000)
Notes payable, net of current portion	$725,000	$426,000

Sebring Software, LLC
(a development stage company)
Notes to Financial Statements
December 31, 2009 and 2008

Note Modifications

The above descriptions of the first group of convertible notes due March 1, 2011 and the respective classifications as current or non-current liabilities reflect the terms under modified note agreements issued in May 2010 in accordance with ASC 470-10 "Short Term Obligations Expected to be Refinanced".  Original notes were issued during 2007, 2008 and 2009 with due dates of one-year from the note date and conversion terms at a 25% discount from any future equity offering price. No beneficial conversion values were originally recorded at the note dates since the conversion features were considered contingent and no value disclosed since such value could not be computed at the notes dates.  At December 31, 2009 and 2008, $776,338 and $378,388, respectively, was considered in default under the terms of the original notes.  Such default was cured for all these notes upon the modifications in May 2010. There was no other accounting effect for the modification which occurred in May 2010.

In total, for all above notes, there was $841,338 and $378,388 in default at December 31, 2009 and 2008, respectively of which $776,338 was cured through note modifications in May 2010.

7.  COMMITMENTS AND CONTINGENCIES

Advisor agreement - The Company entered into an agreement with a Swiss Corporation, (the advisor) to assist the Company in raising capital.  At the completion of an equity financing, the agreement calls for compensation to the vendor of ten percent (10%) of total gross cash proceeds of funds raised, non-accountable expense allowance of 3%, and the issuance of five year warrants equal to 10% of the shares of the common stock issued with an exercise price of 110% of the market value.  If there is a debt financing, the advisor is to be paid (i) 6% of consideration received by the company, non-accountable expense allowance of 1%, (ii) 3% of any revolving credit line, (iii) 2% of any credit enhancement instrument, and (iv) 10% of any revenue-producing contract, fee-sharing arrangement, licensing, royalty or similar agreement.

Immediately following receipt by the Company of bridge financing, the advisor is to receive 9% of the Company.  In the event the advisor fails to secure a minimum of $20 million on a firm underwriting basis during the term of this agreement, the advisor shall return any of those advisor shares received for cancellation.  No shares were earned or issued as of the date of this report.

The Company paid the vendor $140,000 under this agreement in 2008 which was recorded as debt issue costs and is being amortized over the debt term.

Lender Contingency - As discussed in Note 6, under an October 1, 2010 secured promissory note, a lender is granted a 1% equity interest on issued and outstanding equity interests for each 120 days that any amount is outstanding.

Management agreement – On June 3, 2010, the Company entered into three year management agreements with three key members of management.  The agreements commit the Company to pay a combined total of $519,000 per year in base salary, $2,400 a month in three auto allowances, and stock compensation as determined by the Board of Directors.  One of the agreements also requires one of the management team members to receive 1 million shares of restricted common stock which were issued in 2010.

8.  MEMBER EQUITY

There were no equity contributions to the Company since inception.  All funding occurred through member loans to the Company.  Accordingly, members’ deficit accumulated during the development stage represents accumulated deficit of the Company since inception.

9.  RELATED PARTIES

At December 31, 2009 and 2008 there were $375,638 and $350,338 due to members of the Company under promissory notes due on March 1, 2011 (see Note 6).

Sebring Software, LLC
(a development stage company)
Notes to Financial Statements
December 31, 2009 and 2008

10.  CONCENTRATIONS

License Concentration - The Company entered into an agreement with a Germany-based Company (licensor) to license its technology under a non-exclusive licensing agreement.  The Company intends to resell that licensor's software product as adapted by the Company for its potential North and South American territory customers.  The license agreement was executed but does not become effective until the Company pays a prepaid royalty fee to the licensor of $150,000.  This payment has not been made to-date.  Royalties due under the agreement are based on a percentage of gross revenues.

Concentration of Credit Risk - The Company maintains its cash accounts in certain financial institutions.  The amounts on deposit with the institutions are insured through the Federal Deposit Insurance Corporation (FDIC) in the amount of $250,000 per entity per institution.  The Company had no uninsured balances at December 31, 2009 or 2008.  The Company has not experienced any losses on such accounts.

11.  SUBSEQUENT EVENTS

Stock For Legal Services - In January 2010 the Company executed a legal services agreement and committed to pay $37,500 cash and 50,000 shares of post-reorganization common stock valued at $37,500 which was the estimated value of services. Since there was no other indication of value of post-reorganization common stock the shares were valued at the $37,500 value of services and recorded as a liability until such time when the reorganization is completed and such shares can be issued.

Investment Pursuant to Recapitalization - On September 17, 2010, Sebring purchased 69,376,450 common shares and 15,475,416 common shares of Sumotext, Inc. ("Sumotext") for an aggregate purchase price of $350,000.  The 15,475,416 were distributed immediately to various services providers (see Consulting Shares below).  The remaining 69,376,450 shares represent approximately 81% of the issued and outstanding shares of Sumotext. The Company also incurred $101,000 of transaction costs which were expensed immediately.  This transaction was considered an interim transaction in contemplation of the reverse recapitalization described below. Accordingly, the $350,000 purchase price has been deferred as an asset entitled "Investment pursuant to recapitalization" as of September 17, 2010 and such amount is reclassified on October 25, 2010 pursuant to the recapitalization and cancellation of such 69,376,450 shares as discussed below.

Loans and Promissory Notes - As described below, in 2010, the Company recorded liabilities for an aggregate of $797,000 under various types of loans and promissory notes as follows:

In 2010 through October 2010 the Company issued $195,000 of convertible promissory notes for cash.  These convertible notes payable bear interest at a rate of 12%, and principal is payable on March 1, 2011 and interest payable quarterly in cash or common stock at Company option using conversion terms below.  If the Company is merged with or acquired by a public company (public event) during the term of the note, then on the first day of each month, starting with the 7th full month following the public event, the lender shall have the right to (a) receive payment equal to one-sixth of the principal outstanding or (b) convert the monthly principal amount as follows: Note is convertible at the lesser of (1) 75% of the price per share paid by investors in the next equity financing after the note was issued, or (2) either (a) if the Company has forty-five million or more shares issued and outstanding then $0.75 per share or (b) if the Company has less than forty-five million shares issued and outstanding then a price per share determined by dividing 45,000,000 by the product of the number of shares issued and outstanding after the closing of a Public Event multiplied by $0.75.  Upon conversion of any portion of principal or accrued interest the lender will receive an equal number of warrants to purchase common stock. For any portion of the note not converted, the lender will receive warrants equal to 25% of the quantity the lender would have received had they converted. In event of default with respect to principal payment, as liquidated damages, the lender will receive an additional warrant to purchase such number of shares as equals the number of shares issuable upon exercise of a warrant issued under the 25% provision above.  The warrants contain piggy-back registration rights, however, if the warrant shares have not been registered on or before June 1, 2011 and a public event, as defined, has occurred, the Company will use its best efforts to file a registration statement as soon as practicable thereafter and use commercially reasonable efforts to cause the registration statement to become effective on or before September 1, 2011.  In the event the Company fails to register the warrant shares on or before June 1, 2011, the lender will be entitled, as liquidated damages, to an additional warrant to purchase such number of shares as equals 2% of the number of warrant shares that may be purchased under all of the lenders warrants multiplied by the number of full months that the registration statement is delayed.  All warrants shall have an exercise price that is 110% of the conversion price and shall be exercisable for 5 years from the warrant issuance date.

Sebring Software, LLC
(a development stage company)
Notes to Financial Statements
December 31, 2009 and 2008

During 2010 the Company received non-interest bearing advances of $125,000 which were recorded as loans payable.

On May 10, 2010 the Company converted $178,531 of accounts payable for legal services into a $140,000 promissory note bearing interest at 12% and due May 12, 2011.  The Company recognized a gain on settlement of $38,531.

In September and October 2010 the Company executed $432,000 of new non-convertible promissory notes for funds borrowed to finance the September 17, 2010 transaction discussed above and in October 2010 issued $140,000 of promissory notes to fund operating expenses.  The notes bear interest at 6% and mature on December 31, 2011.

Redemption of Member Interests - On October 22, 2010 the Company redeemed the 39.9% member interests of one of it members in exchange for a secured promissory note for $100,000.  The note bears interest at 7% and was due November 1, 2010.  The note is secured by the redeemed equity interests which are held in escrow until the note is paid.  The payment of principal and interest was made in November 2010.

Settlement Agreement with Creditor - On October 1, 2010 the Company executed a settlement agreement with a note holder.  Under the settlement a new secured note was made consolidating the prior $750,000 promissory notes plus all accrued interest plus estimated legal costs of the lender for a new note balance of $1,170,718.  The note bears interest at 12% (20% default rate) One-third of outstanding principal and interest is due every 120 days with all principal and interest due on or before the 480th day of this Note which is January 24, 2012.  The lender was also granted a 16% membership interest, on a fully-diluted basis, in the Company. Additionally, the lender is granted a 1% equity interest on issued and outstanding equity interests for each 120 days that any amount is outstanding on this Note.  The Company recorded $108,553 of settlement expense related to the Note and $40,101 of settlement expense related to the 16% membership interest.  The value of the membership interest was based upon the value of members’ interest redeemed in the same time period for $100,000 described in Redemption of Member Interests note above.

Reverse recapitalization - On October 25, 2010, (the "transaction date") pursuant to the terms of an Exchange and Reorganization Agreement between the Sumotext, a publicly-held company, Sebring and the members of Sebring, Sumotext acquired all of the membership interests of Sebring in exchange for 18,729,098 shares of the Sumotext common stock and the assumption of certain Sebring LLC liabilities.

Pursuant to the terms of the Exchange, Sebring caused Sumotext to cancel 69,376,450 shares of the Sumotext common stock that had been acquired by Sebring on September 17, 2010 in contemplation of this reverse recapitalization.  Concurrent with the reverse recapitalization, Sumotext had spun-off all its prior assets, liabilities and operations to a company controlled by a shareholder of Sumotext.

This transaction resulted in Sebring Software, LLC becoming a wholly-owned subsidiary of the Company and the Company intends to carry on Sebrings business as its sole line of business.

Since the spin-off was contemplated as part of the transaction and occurred on the transaction date of October 25, 2010, and since the members of Sebring Software, LLC obtained an approximate 53% voting interest and Board and management control in Sumotext, the transaction is deemed to be a reverse recapitalization with a public shell. However, since control was obtained of the shell on September 17, 2010 and the acquisition occurred on October 25, 2010, the transaction will be accounted for as a combination of entities under common control.  The historical operations of the Company will be those historical operations of Sebring, and those of Sumotext from the September 17, 2010 date when the entities became under common control.

Sebring Software, LLC
(a development stage company)
Notes to Financial Statements
December 31, 2009 and 2008

Consulting Shares - The Company entered into several agreements with service providers which included post-reorganization stock for services. The commitment in aggregate was for 1,875,000 common shares plus 1.5% of fully-diluted shares just post-merger.  Upon the closing of the Securities Purchase Agreement discussed above, the above committed shares plus additional shares, aggregating 15,475,416,  was issued as prepayment pursuant to the pending closing of the reverse recapitalization transaction which closed on October 25, 2010.  The value of these shares, $63,853 was recorded as a prepaid asset (Included in the $350,000 Investment pursuant to recapitalization) at September 30, 2010 and portions expensed or deferred based on the terms of the agreements on or after October 25, 2010.

Shares Grant to Officer- The Company committed to issue the Chief Financial Officer 1,000,000 shares of common stock if he fulfills certain duties. Once those duties are complete the company will recognize the expense of those shares based on their fair market value and the terms under which the shares vest.

Sebring Software, LLC
(a development stage company)

Financial Statements

Nine Months Ended September 30, 2010 and 2009
and the Period from September 18, 2006
(Inception) to September 30, 2010

Sebring Software, LLC
 (a development stage company)

Sebring Software, LLC
 (a development stage company)
Balance Sheets

	September 30, 2010	December 31, 2009
	(unaudited)
ASSETS
Current assets:
Cash	$5,549	$35,505
Loans to officers and shareholders	87,193	-
Other current assets	6,000	-
Total current assets	98,742	35,505

Investment pursuant to recapitalization	350,000	-
Furniture and equipment, net	1,656	1,285
Deposits	1,000	1,000
Total assets	$451,398	$37,790

LIABILITIES AND MEMBERS' DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$346,528	$377,723
Accrued payroll related liabilities	374,485	162,658
Accrued interest payable	649,999	398,770
Current portion of notes payable	1,925,000	915,000
Loans payable	80,000	-
Notes payable, related parties	375,638	-
Total current liabilities	3,751,650	1,854,151

Notes payable, net of current portion	432,000	725,000
Notes payable, related parties	-	375,638
Total liabilities	4,183,650	2,954,789

Commitments and contingencies (Note 7)

Members' deficit accumulated during development stage	(3,732,252)	(2,916,999)
Total liabilities and members' deficit accumulated during development stage	$451,398	$37,790

 The accompanying notes are an integral part of these unaudited financial statements.

2

Sebring Software, LLC
 (a development stage company)
Statements of Operations and Members’ Deficit – Unaudited

	Nine Months		September 18, 2006
	Ended September,		(inception) to
	2010	2009	September 30, 2010
Operating expenses:
Employee compensation and benefits	$264,622	$295,671	$1,329,723
Impairment expense	-	-	452,287
General & administrative expenses	299,402	172,097	1,215,976
Total operating expenses	564,024	467,768	2,997,986
Loss from operations	(564,024)	(467,768)	(2,997,986)

Other income (expense):
Interest expense	(251,229)	(197,931)	(734,266)
Net loss	(815,253)	(665,699)	(3,732,252)

Members' deficit accumulated during development stage, beginning of period	(2,916,999)	(1,567,595)	-
Members' deficit accumulated during development stage, end of period	(3,732,252)	(2,233,294)	(3,732,252)

 The accompanying notes are an integral part of these unaudited financial statements.

3

Sebring Software, LLC
 (a development stage company)
Statements of Cash Flows – Unaudited

	Nine months		September 18, 2006
	ended September 30,		(inception) to
	2010	2009	September 30, 2010

Cash from operating activities:
Net loss	$(815,253)	$(665,699)	$(3,732,252)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	484	274	1,070
Impairment expense	-	-	452,287
Amortization of debt issuance costs	-	34,532	140,000
Gain on debt settlement	(38,531)	-	(38,531)
Changes in assets and liabilities:
Other current assets	(6,000)	-	(6,000)
Deposits	-	-	(1,000)
Accounts payable	147,335	106,792	525,058
Accrued payroll liabilities	211,827	135,677	374,485
Accrued interest payable	251,229	191,094	649,999
Net cash used in operating activities	(248,909)	(197,330)	(1,634,884)

Cash flows from investing activities:
Loans to officers and shareholders	(87,193)	-	(87,193)
Investment pursuant to recapitalization	(350,000)	-	(350,000)
Software development costs	-	(85,609)	(452,286)
Purchase of furniture	(854)	-	(2,726)
Net cash used in investing activities	(438,047)	(85,609)	(892,205)

Cash flows from financing activities:
Payment of debt issuance costs	-	-	(140,000)
Proceeds from issuance of notes payable	657,000	339,300	2,687,638
Repayment of notes payable			(15,000)
Proceeds provided by financing activities	657,000	339,300	2,532,638
Net increase (decrease) in cash	(29,956)	56,361	5,549
Cash, beginning of period	35,505	1,277	-
Cash, end of period	$5,549	$57,638	$5,549

Supplemental disclosure of cash flow information
Interest paid	$-	$-	$-
Taxes paid	$-	$-	$-
Supplemental disclosure of non-cash financing activities
Account payable satisfied with note payable	$178,531	$-	$-

 The accompanying notes are an integral part of these unaudited financial statements.

4

Sebring Software, LLC
(a development stage company)
Notes to Financial Statements - Unaudited
For the nine months ended September 30, 2010

1. BASIS OF PRESENTATION, ORGANIZATION, NATURE OF BUSINESS AND GOING CONCERN

Basis of Presentation– The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the United States Securities and Exchange Commission for interim financial information. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position and results of operations. It is management's opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation. The results for the interim period are not necessarily indicative of the results to be expected for the year. For further information, refer to the audited financial statements and footnotes of the company for the years ending December 31, 2009 and 2008.

Organization – Sebring Software, LLC (Sebring or Company) was originally organized in the state of Florida on September 18, 2006 under the name of Riacom, LLC, which changed its name to Sebring Software, LLC on January 19, 2007.  The Company has been in the development stage and its efforts through December 31, 2009 have been principally devoted to organizational activities, raising capital, and evaluating operational opportunities.  Since its formation the Company has not realized any revenues from its planned operations.

Nature of Business – Sebring intends to be a subscription based reseller of software to companies in the automotive, manufacturing, aerospace, healthcare and financial services industries.  Sebring has developed “Adaptors” which allow the software to be used by companies in North and South America and allows them to navigate multiple enterprise applications used in their numerous operating units in a single user interface so the users can gather and use their intercompany business information more quickly and effectively.

Going Concern - The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company and its ability to meet its ongoing obligations. The Company has a net loss of $815,253 and net cash used in operations of $248,909 for the nine months ended September 30, 2010 and a negative working capital and members’ deficit accumulated during the development stage of $3,652,908 and $3,732,252, respectively, at September 30, 2010.  In addition, the Company has not generated any revenues through September 30, 2010.

These conditions, as well as the conditions noted below, were considered when evaluating the Company’s liquidity and its ability to meet its ongoing obligations. These financial statements do not include any adjustments to reflect the possible future effect on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the outcome of these uncertainties.

The Company anticipates a funding agreement with Enerizon Partners Ltd (EPL) to fund the company with an investment of $11 million in the form of convertible preferred shares. EPL has since decided to increase this to $15 million and the Company expects to receive this funding by February 15, 2011. In addition the company is in discussions with other groups to fund an aggregate amount of $6 million during the month of February, 2011.

2.  SOFTWARE COSTS

Software costs consisted of the following:

	September 30, 2010	December 31, 2009
Software costs	$452,287	$452,287
Accumulated amortization	-	-
Impairment	(452,287)	(452,287)
Software costs, net	$-	$-

5

Sebring Software, LLC
(a development stage company)
Notes to Financial Statements - Unaudited
For the nine months ended September 30, 2010

Capitalized interest included in software costs was $55,733 at both September 30, 2010 and December 31, 2009.  There was no amortization expense prior to impairment in 2009 since the Company had not yet offered the product for sale.

3.  FURNITURE AND EQUIPMENT, NET

Furniture and equipment consisted of the following:

	September 30,	December 31,
	2010	2009
Furniture and equipment	$2,726	$1,871
Accumulated depreciation	(1,070)	(586)
Furniture and equipment, net	$1,656	$1,285

Depreciation expense for the nine months ended September 30, 2010 and 2009 and the period September 18, 2006 (inception) through September 30, 2010 was $484, $274 and $1,070, respectively.

4. INVESTMENT PURSUANT TO RECAPITALIZATION

On September 17, 2010, Sebring purchased 69,376,450 common shares and 15,475,416 common shares of Sumotext, Inc. ("Sumotext") for an aggregate purchase price of $350,000.  The 15,475,416 were distributed immediately to various services providers (see Consulting Shares below).  The remaining 69,376,450 shares represent approximately 81% of the issued and outstanding shares of Sumotext. The Company also incurred $101,000 of transaction costs which were expensed immediately.  This transaction was considered an interim transaction in contemplation of the reverse recapitalization described below. Accordingly, the $350,000 purchase price has been deferred as an asset entitled "Investment pursuant to recapitalization" as of September 17, 2010 and such amount is reclassified on October 25, 2010 pursuant to the recapitalization and cancellation of such 69,376,450 shares as discussed below.

5. NOTES AND CONVERTIBLE NOTES PAYABLE

The Company has financed its operation mainly through the issuance of notes payable.  The notes payable are as follows at September 30, 2010 and December 31, 2009:

6

Sebring Software, LLC
(a development stage company)
Notes to Financial Statements - Unaudited
For the nine months ended September 30, 2010

	September 30,	December 31,
	2010	2009

Convertible notes payable to related and unrelated parties bearing interest at a rate of 12%, principal payable on March 1, 2011 and interest payable quarterly in cash or common stock at Company option using conversion terms below.  If the Company is merged with or acquired by a public company (public event) during the term of the note, then on the first day of each month, starting with the 7th full month following the public event, the lender shall have the right to (a) receive payment equal to one-sixth of the principal outstanding or (b) convert the monthly principal amount as follows: Note is convertible at the lesser of (1) 75% of the price per share paid by investors in the next equity financing after the note was issued, or (2) either (a) if the Company has forty-five million or more shares issued and outstanding then $0.75 per share or (b) if the Company has less than forty-five million shares issued and outstanding then a price per share determined by dividing 45,000,000 by the product of the number of shares issued and outstanding after the closing of a Public Event multiplied by $0.75.  Upon conversion of any portion of principal or accrued interest the lender will receive an equal number of warrants to purchase common stock. For any portion of the note not converted, the lender will receive warrants equal to 25% of the quantity the lender would have received had they converted. In event of default with respect to principal payment, as liquidated damages, the lender will receive an additional warrant to purchase such number of shares as equals the number of shares issuable upon exercise of a warrant issued under the 25% provision above.  The warrants contain piggy-back registration rights, however, if the warrant shares have not been registered on or before June 1, 2011 and a public event, as defined, has occurred, the Company will use its best efforts to file a registration statement as soon as practicable thereafter and use commercially reasonable efforts to cause the registration statement to become effective on or before September 1, 2011.  In the event the Company fails to register the warrant shares on or before June 1, 2011, the lender will be entitled, as liquidated damages, to an additional warrant to purchase such number of shares as equals 2% of the number of warrant shares that may be purchased under all of the lenders warrants multiplied by the number of full months that the registration statement is delayed.  All warrants shall have an exercise price that is 110% of the conversion price and shall be exercisable for 5 years from the warrant issuance date.
	$1,245,638	$1,100,638

Convertible notes payable bearing interest at a rate of 12%, Principal payable on June 30, 2009. Interest payable every six months. The note and accrued interest are convertible at 75% of the price per share paid by investors in the next equity financing and such conversion rights will expire 60 days after such equity financing. The holder also has the right to 100% warrant coverage with an exercise price of 110% of the next $4 million equity round. Notes are in default as of December 30, 2009 and September 30, 2010.	40,000	40,000

Convertible notes payable bearing interest at a rate of 12%. Principal payable in September 2010. Interest payable every six months. Note is convertible at 75% of the price per equity interest paid by investors in the next equity financing and such conversion rights will expire 60 days after such equity financing. The holder also has the right to 100% warrant coverage with an exercise price of 110% of the next $4 million equity round. In default as of September 30, 2010.	100,000	100,000

Secured convertible notes payable to one lender dated March 2008 and July 2008 and maturing March 17, 2009, bearing interest at 12% (20% default rate), secured by substantially all assets of the Company, convertible at 75% of the price of a future offering or into Company membership interests of 4.5% on a fully-diluted basis.  On March 17, 2009 (default date) the Company defaulted on payments and a forbearance agreement was executed on September 9, 2009.  The forbearance modified the note to 20% compounded interest on principal and accrued interest starting at the default date and extended the maturity date to the earlier of April 13, 2010 or 5 days after a defined financing with 25% due and the remainder due on April 13, 2010.   In 2010, the Company defaulted on the Forbearance agreement and on October 1, 2010 the Company executed a settlement agreement.  Under the settlement a new secured non-convertible note was made consolidating the prior $750,000 convertible promissory notes plus all accrued interest plus estimated legal costs of the lender for a new note balance of $1,170,718.  The note is secured by substantially all assets of the Company and bears interest at 12% (20% default rate). One-third of outstanding principal and interest is due every 120 days with all principal and interest due on or before the 480th day of this Note which is January 24, 2012.  The lender was also granted a 16% membership interest, on a fully-diluted basis, in the Company. Additionally, the lender is granted a 1% equity interest on issued and outstanding equity interests for each 120 days that any amount is outstanding on this Note.
	750,000	750,000

Non-convertible notes payable dated in September 2010, bearing 6% interest with principal and interest due December 31, 2011. Notes issued in connection with the September 17, 2010 transaction as described in the Investment Pursuant to Recapitalization disclosure.	432,000	-

Non-convertible note payable dated February 18, 2009, bearing 12% interest payable plus an origination fee of $2,500, due March 2009. In default for non-payment as of December 31, 2009 and September 30, 2010.	25,000	25,000

Non-convertible note payable dated May 10, 2010 bearing interest at 12% due May 12, 2011. Note issued in settlement of $178,531 accounts payable.	140,000	-

Total notes payable	2,732,638	2,015,638
Notes payable, related parties – current	(375,638)	-
Notes payable, related parties – non-current	-	(375,638)
Current portion of notes payable	(1,925,000)	(915,000)
Notes payable, net of current portion	$432,000	$725,000

7

Sebring Software, LLC
(a development stage company)
Notes to Financial Statements - Unaudited
For the nine months ended September 30, 2010

Note Modifications

The above descriptions of the first group of convertible notes due March 1, 2011 and the respective classifications as current or non-current liabilities reflect the terms under modified note agreements issued in May 2010 in accordance with ASC 470-10 "Short Term Obligations Expected to be Refinanced".  Original notes were issued during 2007, 2008 and 2009 with due dates of one-year from the note date and conversion terms at a 25% discount from any future equity offering price. No beneficial conversion values were originally recorded at the note dates since the conversion features were considered contingent and no value disclosed since such value could not be computed at the notes dates.  At December 31, 2009, $776,338 was considered in default under the terms of the original notes.  Such default was cured for all these notes upon the modifications in May 2010. There was no other accounting effect for the modification which occurred in May 2010.

In total, for all above notes, there was $841,338 in default at December 31, 2009 of which $776,338 was cured through note modifications in May 2010.

On May 10, 2010 the Company converted $178,531 of accounts payable for legal services into a $140,000 promissory note bearing interest at 12% and due May 12, 2011.  The Company recognized a gain on settlement of $38,531.

6. LOANS PAYABLE

During 2010 the Company received unsecured, non-interest bearing advances of $80,000 which were recorded as loans payable.

8

Sebring Software, LLC
(a development stage company)
Notes to Financial Statements - Unaudited
For the nine months ended September 30, 2010

7.  COMMITMENTS AND CONTINGENCIES

Advisor Agreement - The Company entered into an agreement with a Swiss Corporation, (the advisor) to assist the Company in raising capital.  At the completion of an equity financing, the agreement calls for compensation to the vendor of ten percent (10%) of total gross cash proceeds of funds raised, non-accountable expense allowance of 3%, and the issuance of five year warrants equal to 10% of the shares of the common stock issued with an exercise price of 110% of the market value.  If there is a debt financing, the advisor is to be paid (i) 6% of consideration received by the company, non-accountable expense allowance of 1%, (ii) 3% of any revolving credit line, (iii) 2% of any credit enhancement instrument, and (iv) 10% of any revenue-producing contract, fee-sharing arrangement, licensing, royalty or similar agreement.

Immediately following receipt by the Company of bridge financing, the advisor is to receive 9% of the Company.  In the event the advisor fails to secure a minimum of $20 million on a firm underwriting basis during the term of this agreement, the advisor shall return any of those advisor shares received for cancellation.  No shares were earned or issued as of the date of this report.

The Company paid the vendor $140,000 under this agreement in 2008 which was recorded as debt issue costs and is being amortized over the debt term.

Lender Contingency - As discussed in Note 6, under an October 1, 2010 secured promissory note, a lender is granted a 1% equity interest on issued and outstanding equity interests for each 120 days that any amount is outstanding.

Management Agreement – On June 3, 2010, the Company entered into three year management agreements with three key members of management.  The agreements commit the Company to pay a combined total of $519,000 per year in base salary, $2,400 a month in three auto allowances, and stock compensation as determined by the Board of Directors.  One of the agreements also requires one of the management team members to receive 1 million shares of restricted common stock which were issued in 2010.

Stock For Legal Services - In January 2010 the Company executed a legal services agreement and committed to pay $37,500 cash and 50,000 shares of post-reorganization common stock valued at $37,500 which was the estimated value of services. Since there was no other indication of value of post-reorganization common stock the shares were valued at the $37,500 value of services and recorded as a liability until such time when the reorganization is completed and such shares can be issued.

8.  RELATED PARTIES

There was $375,638 due to members of the Company at both September 30, 2010 and December 31, 2009 under promissory notes due on March 1, 2011 (see Note 5).

9.  MEMBER EQUITY

Consulting Shares - The Company entered into several agreements with service providers which included post-reorganization stock for services. The commitment in aggregate was for 1,875,000 common shares plus 1.5% of fully-diluted shares just post-merger.  Upon the closing of the Securities Purchase Agreement on September 17, 2010, the above committed shares plus additional shares, aggregating 15,475,416,  was issued as prepayment pursuant to the pending closing of the reverse recapitalization transaction which closed on October 25, 2010.  The value of these shares, $63,853 was recorded as a prepaid asset (included in “Investment Pursuant to Recapitalization”) as of September 30, 2010 and portions expensed or deferred based on the terms of the agreements on or after October 25, 2010.

10.  CONCENTRATIONS

License Concentration - The Company entered into an agreement with a Germany-based Company (licensor) to license its technology under a non-exclusive licensing agreement.  The Company intends to resell that licensor's software product as adapted by the Company for its potential North and South American territory customers.  The license agreement was executed but does not become effective until the Company pays a prepaid royalty fee to the licensor of $150,000.  This payment has not been made through the date of this report.  Royalties due under the agreement are based on a percentage of gross revenues.

9

Sebring Software, LLC
(a development stage company)
Notes to Financial Statements - Unaudited
For the nine months ended September 30, 2010

Concentration of Credit Risk - The Company maintains its cash accounts in certain financial institutions.  The amounts on deposit with the institutions are insured through the Federal Deposit Insurance Corporation (FDIC) in the amount of $250,000 per entity per institution.  The Company had no uninsured balances at September 30, 2010 or December 31, 2009.  The Company has not experienced any losses on such accounts.

11.  SUBSEQUENT EVENTS

Redemption of Member Interests - On October 22, 2010 the Company redeemed the 39.9% member interests of one of its members in exchange for a secured promissory note for $100,000.  The note bears interest at 7% and was due November 1, 2010.  The note is secured by the redeemed equity interests which are held in escrow until the note is paid.  The payment of principal and interest was made in November 2010.

Settlement Agreement with Creditor - On October 1, 2010 the Company executed a settlement agreement.  Under the settlement a new secured note was made consolidating the prior $750,000 promissory notes plus all accrued interest plus estimated legal costs of the lender for a new note balance of $1,170,718.  The note bears interest at 12% (20% default rate) One-third of outstanding principal and interest is due every 120 days with all principal and interest due on or before the 480th day of this Note which is January 24, 2012.  The lender was also granted a 16% membership interest, on a fully-diluted basis, in the Company. Additionally, the lender is granted a 1% equity interest on issued and outstanding equity interests for each 120 days that any amount is outstanding on this Note.  The Company recorded $108,553 of settlement expense related to the Note and $40,101 of settlement expense related to the 16% membership interest.  The value of the membership interest was based upon the value of members’ interest redeemed in the same time period for $100,000 described in Redemption of Member Interests note above.

Reverse Recapitalization - On October 25, 2010, (the "transaction date") pursuant to the terms of an Exchange and Reorganization Agreement between the Sumotext, a publicly-held company, Sebring and the members of Sebring, Sumotext acquired all of the membership interests of Sebring in exchange for 18,729,098 shares of the Sumotext common stock and the assumption of certain Sebring LLC liabilities.

Pursuant to the terms of the Exchange, Sebring caused Sumotext to cancel 69,376,450 shares of the Sumotext common stock that had been acquired by Sebring on September 17, 2010 in contemplation of this reverse recapitalization.  Concurrent with the reverse recapitalization, Sumotext had spun-off all its prior assets, liabilities and operations to a company controlled by a shareholder of Sumotext.

This transaction resulted in Sebring Software, LLC becoming a wholly-owned subsidiary of the Company and the Company intends to carry on Sebrings business as its sole line of business.

Since the spin-off was contemplated as part of the transaction and occurred on the transaction date of October 25, 2010, and since the members of Sebring Software, LLC obtained an approximate 53% voting interest and Board and management control in Sumotext, the transaction is deemed to be a reverse recapitalization with a public shell. However, since control was obtained of the shell on September 17, 2010 and the acquisition occurred on October 25, 2010, the transaction will be accounted for as a combination of entities under common control.  The historical operations of the Company will be those historical operations of Sebring, and those of Sumotext from the September 17, 2010 date when the entities became under common control.

Shares Grant to Officer- The Company committed to issue the Chief Financial Officer 1,000,000 shares of common stock if he fulfills certain duties. Once those duties are complete the company will recognize the expense of those shares based on their fair market value and the terms under which the shares vest.

10

Sebring Software, LLC
(a development stage company)
Notes to Financial Statements - Unaudited
For the nine months ended September 30, 2010

Loans and Promissory Notes - As described below, subsequent to September 30, 2010, the Company recorded liabilities for an aggregate of $235,000 under various types of loans and promissory notes as follows:

In October 2010 the Company issued a $50,000 convertible promissory note for cash.  This convertible note payable bear interest at a rate of 12%, and principal is payable on March 1, 2011 and interest payable quarterly in cash or common stock at Company option using conversion terms below.  If the Company is merged with or acquired by a public company (public event) during the term of the note, then on the first day of each month, starting with the 7th full month following the public event, the lender shall have the right to (a) receive payment equal to one-sixth of the principal outstanding or (b) convert the monthly principal amount as follows: Note is convertible at the lesser of (1) 75% of the price per share paid by investors in the next equity financing after the note was issued, or (2) either (a) if the Company has forty-five million or more shares issued and outstanding then $0.75 per share or (b) if the Company has less than forty-five million shares issued and outstanding then a price per share determined by dividing 45,000,000 by the product of the number of shares issued and outstanding after the closing of a Public Event multiplied by $0.75.  Upon conversion of any portion of principal or accrued interest the lender will receive an equal number of warrants to purchase common stock. For any portion of the note not converted, the lender will receive warrants equal to 25% of the quantity the lender would have received had they converted. In event of default with respect to principal payment, as liquidated damages, the lender will receive an additional warrant to purchase such number of shares as equals the number of shares issuable upon exercise of a warrant issued under the 25% provision above.  The warrants contain piggy-back registration rights, however, if the warrant shares have not been registered on or before June 1, 2011 and a public event, as defined, has occurred, the Company will use its best efforts to file a registration statement as soon as practicable thereafter and use commercially reasonable efforts to cause the registration statement to become effective on or before September 1, 2011.  In the event the Company fails to register the warrant shares on or before June 1, 2011, the lender will be entitled, as liquidated damages, to an additional warrant to purchase such number of shares as equals 2% of the number of warrant shares that may be purchased under all of the lenders warrants multiplied by the number of full months that the registration statement is delayed.  All warrants shall have an exercise price that is 110% of the conversion price and shall be exercisable for 5 years from the warrant issuance date.

In October 2010 the Company executed $140,000 in promissory notes to fund operating expenses.  The notes bear interest at 6% and mature on December 31, 2011.  The company also received $45,000 in non-interest bearing advances in November and December 2010.

11